                                 SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, for Use of the
                                              Commission Only (as Permitted by
[X]  Definitive Proxy Statement               Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


               [PIMCO COMMERICAL MORTGAGE SECURITIES TRUST, INC.]
                (Name of Registrant as Specified In Its Charter)


                                      N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

      Notes:

                                                                    [LOGO] Pimco

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                      840 Newport Center Drive, Suite 300
                        Newport Beach, California 92660
                                (800) 213-3606

                   Notice of Annual Meeting of Shareholders

                           To be held April 12, 2002

To the Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc.:

   NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Shareholders of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") will be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on April 12, 2002 at 10:00 a.m., Pacific time, or as adjourned from time to time, for the following purposes:

      (1) To elect the Nominees listed below to serve as members of the Fund's Board of Directors for the terms expiring in 2005, and until their successors are elected and qualify;

      (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

   After careful consideration, the Directors of the Fund unanimously approved the proposal and recommend that shareholders vote "FOR" the proposal. The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Board of Directors has fixed the close of business on March 8, 2002 as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

   Each share of the Fund is entitled to one vote, with fractional votes for fractional shares.

   Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

                                          By Order of the Board of Directors,

                                                       Garlin G. Flynn
                                                         Secretary

Newport Beach, California
Dated: March 19, 2002

   YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

                                PROXY STATEMENT

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                      840 Newport Center Drive, Suite 300
                        Newport Beach, California 92660
                                (800) 213-3606

                               -----------------

                        Annual Meeting of Shareholders
                           To be held April 12, 2002

                               -----------------

                                 INTRODUCTION

   This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors ( the "Board" or "Directors") of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund"), a Maryland corporation, for use at the annual meeting of shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on April 12, 2002 at 10:00 a.m., Pacific time, or as adjourned from time to time (the "Meeting"), for the purposes set forth in the accompanying notice. It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about March 19, 2002.

   Shareholder Reports. Shareholders can find important information about the Fund in the annual report dated December 31, 2001 and the semi-annual report dated June 30, 2001, each of which previously has been furnished to shareholders. Shareholders may request another copy of these reports by writing to the Fund at the above address, or by calling the toll-free telephone number above.

   The Board is soliciting proxies from shareholders of the Fund with respect to the following:

    I. To elect Directors to the Board of Directors of the Fund; and

   II. To transact such other business as may properly come before the Meeting.

                      PROPOSAL I:  ELECTION OF DIRECTORS

   The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes, as nearly equal in number as possible, which shall be designated as Class I, Class II and Class III. The current terms of the Class II Directors expire this year. The current terms of the Class I and Class III Directors will expire in 2004 and 2003, respectively, when their respective successors are elected and qualify. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying for up to two years the replacement of a majority of the Board of Directors. J. Michael Hagan, Thomas P. Kemp and Vern
O. Curtis, the current Class II Directors, have been nominated for re-election by the Board to serve another term, which would expire in 2005 (Messrs. Hagan, Kemp and Curtis collectively are the "Nominees"). The Nominees have indicated their willingness to serve as Directors. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted nominee as the Board may recommend.

   The persons named as proxies on the enclosed proxy card will vote your shares for the election of the Nominees unless you withhold authority to vote for the Nominees in your proxy. If elected by shareholders, the Nominees will continue to serve as Directors of the Fund until the next meeting of shareholders, if any, called for the purpose of electing Directors, unless sooner succeeded as provided in the Fund's Articles of Incorporation. It is proposed, and the Board recommends, that shareholders elect the Nominees.

   The following table sets forth certain information concerning each of the Directors of the Fund including the Nominees. However, only the Nominees are standing for election.

   The Class I Directors are:

                  Class I Directors (Term Expiring in 2004):

                                                                           Number of                                 Shares of
                                                                           Portfolios                                  Common
                                                                            in Fund                                    Stock
                                Term of                                     Complex                                 Beneficially
                    Position   Office and                                   Overseen                                 Owned and
                      Held     Length of                                  by Director    Other Directorships Held    % of Total
                    With the  Time Served      Principal Occupation(s)     or Nominee     by Director or Nominee    Outstanding
Name and Age/1/       Fund   on the Board/3/   During the Past 5 Years    for Director         for Director          at 3/8/02
---------------     -------- --------------  ---------------------------- ------------ ---------------------------- ------------

Non-Interested Directors
Guilford C. Babcock Director  7/93-Present   Private Investor; Professor       50      Director, Growth Fund of         -0-
Age 70                                       of Finance Emeritus,                      America and Fundamental
                                             University of Southern                    Investors Fund of the
                                             California; Trustee, PIMCO                Capital Group; and Director,
                                             Funds: Pacific Investment                 Good Hope Medical
                                             Management Series; and                    Foundation.
                                             Trustee, PIMCO Variable
                                             Insurance Trust.

E. Philip Cannon    Director  3/00-Present   Proprietor, Cannon &              85      None                             -0-
Age 61                                       Company, an Affiliate of
                                             Inverness Management LLC
                                             (a private equity investment
                                             firm); Trustee, PIMCO
                                             Funds: Pacific Investment
                                             Management Series;
                                             Trustee, PIMCO Variable
                                             Insurance Trust; and
                                             Trustee, PIMCO Funds:
                                             Multi-Manager Series.
                                             Formerly, Headmaster, St.
                                             John's School, Houston,
                                             Texas; Trustee, PIMCO
                                             Advisors Funds; and
                                             Trustee, Cash Accumulation
                                             Trust.

William J. Popejoy  Director  7/93-2/95      Managing Member, Pacific          50      None                             -0-
Age 63                        and 8/95-      Capital Investors; Trustee,
                              Present        PIMCO Funds: Pacific
                                             Investment Management
                                             Series; and Trustee, PIMCO
                                             Variable Insurance Trust.
                                             Formerly, Chairman PacPro
                                             (vinyl assembly products);
                                             and Director, California
                                             State Lottery.

   The Class II Directors (Nominees) are:

                       Class II (Term Expiring in 2005):

                                                                       Number of                                 Shares of
                                                                       Portfolios                                  Common
                                                                        in Fund                                    Stock
                             Term of                                    Complex                                 Beneficially
                 Position   Office and                                  Overseen                                 Owned and
                   Held     Length of                                 by Director    Other Directorships Held    % of Total
                 With the  Time Served      Principal Occupation(s)    or Nominee     by Director or Nominee    Outstanding
Name and Age/1/    Fund   on the Board/3/   During the Past 5 Years   for Director         for Director          at 3/8/02
---------------  -------- --------------  --------------------------- ------------ ---------------------------- ------------

Non-Interested Directors
J. Michael Hagan Director  3/00-Present   Private Investor and             50      Director, Freedom                  -0-
Age 62                                    Business Consultant;                     Communications; Director,
                                          Trustee, PIMCO Funds:                    Saint Gobain Corporation
                                          Pacific Investment                       (manufacturing); Director,
                                          Management Series;                       Ameron International
                                          Trustee, PIMCO Variable                  (manufacturing); Director,
                                          Insurance Trust; Member of               Remedy Temp (temporary
                                          the Board of Regents, Santa              employment company); and
                                          Clara University; and                    Trustee, South Coast
                                          Member of the Board,                     Repertory (theatre).
                                          Taller San Jose. Formerly,
                                          Chairman and CEO, Furon
                                          Company (manufacturing).

Thomas P. Kemp   Director  7/93-Present   Private Investor; Trustee,       50      Chairman, OneTouch                 -0-
Age 71                                    PIMCO Funds: Pacific                     Technologies Corp.
                                          Investment Management                    (electronic systems for long
                                          Series; and Trustee, PIMCO               term care facilities).
                                          Variable Insurance Trust.
                                          Formerly, Co-Chairman,
                                          U.S. Committee to Assist
                                          Russian Reform.

Vern O. Curtis   Director  2/95-Present   Private Investor; Trustee,       50      Director, Public Storage         7,500
Age: 67                                   PIMCO Funds: Pacific                     Business Parks, Inc. (a Real    (0.07%)
                                          Investment Management                    Estate Investment Trust);
                                          Series; and Trustee, PIMCO               and Director, Fresh Choice,
                                          Variable Insurance Trust.                Inc. (restaurant company).

   The Class III Directors are:

                      Class III (Term Expiring in 2003):

                                                                         Number of                             Shares of
                                                                         Portfolios                              Common
                                                                          in Fund                                Stock
                                Term of                                   Complex                             Beneficially
                   Position    Office and                                 Overseen                             Owned and
                     Held      Length of                                by Director  Other Directorships Held  % of Total
                   With the   Time Served     Principal Occupation(s)    or Nominee   by Director or Nominee  Outstanding
Name and Age/1/      Fund    on the Board/3/  During the Past 5 Years   for Director       for Director        at 3/8/02
---------------    --------  --------------  -------------------------- ------------ ------------------------ ------------

Interested Directors
Brent R. Harris/2/ Chairman  6/93-Present    Managing Director,              51       Board of Governors and     15,000
Age: 42            of the                    PIMCO; Chairman and                      Executive Committee,       (0.14%)
                   Board                     Trustee, PIMCO Funds:                    Investment Company
                   and                       Pacific Investment                       Institute.
                   Director                  Management Series;
                                             Chairman and Trustee,
                                             PIMCO Variable Insurance
                                             Trust; and Director,
                                             Chairman and President,
                                             PIMCO Strategic Global
                                             Government Fund, Inc.

R. Wesley Burns/2/ President 11/97-Present   Managing Director,              59       None                        2,500
Age: 42            and       (since 2/94 as  PIMCO; President and                                                (0.02%)
                   Director  President)      Trustee, PIMCO Funds:
                                             Pacific Investment
                                             Management Series;
                                             President and Trustee,
                                             PIMCO Variable Insurance
                                             Trust; Director, PIMCO
                                             Funds: Global Investors
                                             Series plc and PIMCO
                                             Global Advisors (Ireland)
                                             Limited; and Senior Vice
                                             President, PIMCO Strategic
                                             Global Government Fund,
                                             Inc. Formerly, Executive
                                             Vice President, PIMCO; and
                                             Executive Vice President,
                                             PIMCO Funds: Multi-
                                             Manager Series.

--------
/1/ Directors can be reached at the Fund's address above.
/2/ Mr. Burns and Mr. Harris are "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act")) because of their affiliations with Pacific Investment Management Company LLC ("PIMCO").
/3/ The current terms of the Class I and Class III Directors will expire in 2004 and 2003, respectively.

   During the fiscal year ended December 31, 2001, there were seven meetings of the Board.

   Listed below for each Director is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Director that are in the same family of investment companies as the Fund, as of December 31, 2001.

                                                     Aggregate Dollar
                                                      Range of Equity
                                                  Securities in All Funds
                                                   Overseen by Director
                                 Dollar Range of   or Nominee in Family
         Name of Director or    Equity Securities      of Investment
               Nominee             in the Fund          Companies*
         -------------------    ----------------- -----------------------

       Guilford C. Babcock.....       -0-              Over $100,000

       R. Wesley Burns.........  $10,00-$50,000        Over $100,000

       E. Philip Cannon........       -0-              Over $100,000

       Vern O. Curtis..........  Over $100,000         Over $100,000

       J. Michael Hagan........       -0-                   -0-

       Brent R. Harris.........  Over $100,000         Over $100,000

       Thomas P. Kemp..........       -0-             $10,001-$50,000

       William J. Popejoy......       -0-                   -0-

--------
* Family of Investment Companies includes the Fund, PIMCO Funds: Pacific Investment Management Series, PIMCO Funds: Multi-Manager Series and PIMCO Variable Insurance Trust.

   Set forth in the table below is information regarding each non-interested Director's (and his or her immediate family members') share ownership in securities of the investment adviser of the Fund, the principal underwriter of the Fund, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund (not including registered investment companies), as of March 1, 2002.

                            Name of
                           Owners and
                         Relationships
  Name of Director or    to Director or                         Value of  Percent of
        Nominee             Nominee     Company Title of Class Securities   Class
  -------------------    -------------- ------- -------------- ---------- ----------

Guilford C. Babcock.....      None       None        None         None       None

E. Philip Cannon........      None       None        None         None       None

Vern O. Curtis..........      None       None        None         None       None

J. Michael Hagan........      None       None        None         None       None

Thomas P. Kemp..........      None       None        None         None       None

William J. Popejoy......      None       None        None         None       None

   As of December 31, 2001, the Directors and Officers of the Fund, as a group, owned less than one percent of the outstanding shares of the Fund in the aggregate. Messrs. Curtis and Hagan formerly held units issued by PIMCO Advisors a division of Allianz Dresdner Asset Management of America L.P. (formerly PIMCO Advisors L.P.), the parent of PIMCO.

Board of Directors--Committees

   The Fund has a standing Audit Committee that consists of all of the independent Directors (Messrs. Babcock, Cannon, Curtis, Hagan, Kemp and Popejoy). The Audit Committee reviews both the audit and non-audit work of the Fund's independent public accountant, submits a recommendation to the Board as to the selection of an independent public accountant, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. During the fiscal year ended December 31, 2001, the Audit Committee met four times. Each member of the Audit Committee attended 100% of such meetings during the period in which he was a member of the Audit Committee.

   The Fund adopted an Audit Committee Charter on November 14, 2000, a copy of which is attached to this Proxy Statement as Appendix A. The Audit Committee has received written disclosures and the letter required by Independence Standards Board No. 1 from its independent public accountant, and has discussed with its independent public accountant its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and its independent public accountant, and discussed certain matters with its independent public accountant addressed by Statements on Auditing Standards No. 61. Based on the foregoing, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended December 31, 2001.

   The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies, when the Board is not in session it shall determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board. The Valuation Committee currently consists of all of the Fund's Board members. The Valuation Committee held two meetings during the last fiscal year.

   The Fund also has a Nominating Committee, composed of all of the independent Directors (Messrs. Babcock, Cannon, Curtis, Hagan, Kemp and Popejoy), that is responsible for the selection and nomination of candidates to serve as Directors of the Fund. The Nominating Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. During the fiscal year ended December 31, 2001, there were no meetings of the Nominating Committee.

Remuneration of Directors and Officers

   The Fund pays each Director who is not an "interested person" of the Fund an annual retainer of $6,000 plus $1,000 for each regular Board meeting attended in person and $500 for each meeting attended telephonically, plus reimbursement of related expenses. In addition, a Director serving as a Committee Chair, other than those affiliated with PIMCO or its affiliates, receives an additional annual retainer of $500. For the fiscal year ended December 31, 2001, the Directors who are not "interested persons" of the Fund, as a group, received compensation in the amount of $70,253.

   The following table sets forth the compensation paid to each of the Directors of the Fund for the fiscal year ended December 31, 2001.

   Directors who are "interested persons" of the Fund do not receive any compensation from the Fund.

                                                  Total Compensation
                                      Aggregate          from
                                     Compensation   Fund and Fund
                      Name            from Fund        Complex*
                      ----           ------------ ------------------

            Guilford C. Babcock.....   $11,000         $ 93,750

            E. Philip Cannon........   $12,594         $183,464

            Vern O. Curtis..........   $12,159         $ 98,723

            J. Michael Hagan........   $11,500         $ 95,000

            Thomas P. Kemp..........   $11,500         $ 95,000

            William J. Popejoy......   $11,500         $ 95,000

--------
* Fund complex includes the Fund, PIMCO Funds: Pacific Investment Management Series, PIMCO Funds: Multi-Manager Series, and PIMCO Variable Insurance Trust.

  For their services as Trustees of the PIMCO Funds: Pacific Investment Management Series, the Directors listed above received an annual retainer of $60,000 plus $3,000 for each Board of Trustees meeting attended in person ($500 for each such meeting attended telephonically), plus reimbursement of related expenses. The Audit Committee Chairman receives annually an additional $1,500. For the fiscal year ended March 31, 2001, these Trustees, as a group, received compensation in the amount of $278,079 from PIMCO Funds:
  Pacific Investment Management Series.

  For his services as a Trustee of the PIMCO Funds: Multi-Manager Series, Mr. Cannon received an annual retainer of $52,000 plus $3,000 for each Board of Trustees meeting attended in person ($1,500 for each such meeting attended telephonically), and $1,500 for each Performance Committee meeting attended, plus reimbursement of related expenses. For the fiscal year ended June 30, 2001, Mr. Cannon received compensation in the amount of $77,065 from PIMCO
  Funds: Multi-Manager Series.

  For their services as Trustees of the PIMCO Variable Insurance Trust, the Directors listed above received an annual retainer of $4,000 plus $1,500 for each Board of Trustees meeting attended in person ($250 for each such meeting attended telephonically), plus reimbursement of related expenses. The Audit Committee Chairman receives annually an additional $500. For the fiscal year ended December 31, 2001, these Trustees, as a group, received compensation in the amount of $64,593 from PIMCO Variable Insurance Trust.

   The following table shows the executive officers of the Fund, other than those shown above, their ages, positions with the Fund and principal occupations during the past five years.

                                                  Term of Office
                             Position(s) Held     and Length of        Principal Occupation(s)
    Name and Age/1/             with Fund         Time Served/1/      During the Past Five Years
    -------------            ----------------     --------------      -------------------------
Daniel J. Ivascyn        Senior Vice President    11/01-present  Senior Vice President, PIMCO.
 Age 32                                                          Formerly, Vice President, PIMCO.

William C. Powers        Senior Vice President    7/93-present   Managing Director, PIMCO.
 Age 44

Jeffrey M. Sargent       Senior Vice President.   6/93-present   Senior Vice President and Manager of
 Age 39                  Formerly, Vice           (since 2/99 as Shareholder Services, PIMCO; Senior
                         President and Secretary. Senior Vice    Vice President, PIMCO Funds:
                                                  President)     Pacific Investment Management
                                                                 Series; Senior Vice President,
                                                                 PIMCO Variable Insurance Trust;
                                                                 Vice President, PIMCO Funds: Multi-
                                                                 Manager Series; and Senior Vice
                                                                 President, PIMCO Strategic Global
                                                                 Government Fund, Inc.  Formerly,
                                                                 Vice President, PIMCO.

Henrik P. Larsen         Vice President           2/99-present   Vice President and Manager of Fund
  Age 32                                                         Administration, PIMCO; Vice
                                                                 President, PIMCO Funds: Pacific
                                                                 Investment Management Series; Vice
                                                                 President, PIMCO Variable Insurance
                                                                 Trust; Vice President, PIMCO Funds:
                                                                 Multi-Manager Series; and Vice
                                                                 President, PIMCO Strategic Global
                                                                 Government Fund, Inc.  Formerly,
                                                                 Manager, PIMCO.

William S. Thompson, Jr. Vice President           7/93-present   Chief Executive Officer and
  Age 56                                                         Managing Director, PIMCO; Senior
                                                                 Vice President, PIMCO Variable
                                                                 Insurance Trust; and Vice President,
                                                                 PIMCO Funds: Pacific Investment
                                                                 Management Series.


                                        Term of Office
                      Position(s) Held  and Length of        Principal Occupation(s)
  Name and Age/1/        with Fund      Time Served/1/      During the Past Five Years
  ---------------     ----------------  --------------      -------------------------
Michael J. Willemsen Vice President.    2/95-present   Vice President, Shareholder Support,
 Age 42              Formerly Assistant (Since 2/02    PIMCO; Vice President, PIMCO
                     Secretary.         as Vice        Funds: Pacific Investment
                                        President)     Management Series; Vice President,
                                                       PIMCO Variable Insurance Trust;
                                                       and Vice President, PIMCO Strategic
                                                       Global Government Fund, Inc.
                                                       Formerly, Manager, PIMCO.

Garlin G. Flynn      Secretary          8/95-present   Specialist, Fund Administration,
  Age 55                                               PIMCO; Secretary, PIMCO Funds:
                                                       Pacific Investment Management
                                                       Series; Secretary, PIMCO Variable
                                                       Insurance Trust; Assistant Secretary,
                                                       PIMCO Funds: Multi-Manager
                                                       Series; and Secretary, PIMCO
                                                       Strategic Global Government Fund,
                                                       Inc. Formerly, Senior Fund
                                                       Administrator, PIMCO.

John P. Hardaway     Treasurer          6/93-present   Senior Vice President and Manager of
 Age 44                                                Investment Operations Accounting,
                                                       PIMCO; Treasurer, PIMCO Funds:
                                                       Pacific Investment Management
                                                       Series; Treasurer, PIMCO Variable
                                                       Insurance Trust; Treasurer, PIMCO
                                                       Funds: Multi-Manager Series; and
                                                       Treasurer, PIMCO Strategic Global
                                                       Government Fund, Inc.  Formerly,
                                                       Vice President, PIMCO.


                                    Term of Office
                 Position(s) Held   and Length of        Principal Occupation(s)
Name and Age/1/     with Fund       Time Served/1/      During the Past Five Years
---------------  ----------------   --------------      -------------------------
Erik C. Brown   Assistant Treasurer 2/01-present   Vice President and Manager of
 Age 34                                            Financial Reporting and Taxation,
                                                   PIMCO; Assistant Treasurer, PIMCO
                                                   Funds: Pacific Investment
                                                   Management Series; Assistant
                                                   Treasurer, PIMCO Variable
                                                   Insurance Trust; Assistant Treasurer,
                                                   PIMCO Funds: Multi-Manager
                                                   Series; and Assistant Treasurer,
                                                   PIMCO Strategic Global Government
                                                   Fund, Inc. Formerly, tax consultant
                                                   with Deloitte & Touche LLP and
                                                   PricewaterhouseCoopers LLP.

--------
/1/ The executive officers of the Fund are appointed annually by the Board.
    They can be reached at the Fund's address above.

Investment Manager and Administrator

   PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO serves as the investment manager and the administrator of the Fund. Subject to the supervision of the Board, PIMCO is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters.

   THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES UNDER PROPOSAL I. UNMARKED PROXIES WILL BE SO VOTED.

                 INFORMATION ON INDEPENDENT PUBLIC ACCOUNTANT

   PricewaterhouseCoopers LLP was selected by the Board on February 26, 2002 as independent public accountant to examine the financial statements of the Fund for the fiscal year ending December 31, 2002. A representative of PricewaterhouseCoopers LLP, if requested by any shareholder, will be present (via telephone) at the Meeting to respond to appropriate questions from shareholders.

Audit Fees

   The aggregate fees paid to PricewaterhouseCoopers LLP in connection with the annual audit of the Fund for the fiscal year ended December 31, 2001 was $12,800.

Financial Information Systems Design and Implementation Fees

   There were no fees billed for financial information systems design and implementation services rendered by PricewaterhouseCoopers LLP to the Fund, its investment adviser, and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund for the fiscal year ended December 31, 2001.

All Other Fees

   The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PricewaterhouseCoopers LLP to the Fund, its investment adviser, and entities controlling, controlled by or under common control with the investment adviser that provide services to the Fund for the fiscal year ended December 31, 2001 was $905,395. The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended, and
Section 30(h) of the 1940 Act require the Fund's Officers and Directors, investment adviser, affiliates of the investment adviser, and persons who beneficially own more than ten percent of a registered class of the Fund's securities ("Reporting Persons"), to file reports of ownership of the Fund's securities and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

   Based solely on its review of the copies of such forms received by it and written representation of certain Reporting Persons, the Fund believes that during fiscal year 2001, its Reporting Persons complied with all applicable filing requirements.

                                OTHER BUSINESS

   The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

                            ADDITIONAL INFORMATION

Expenses

   The expense of preparing, printing and mailing the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, the Internet or personal interview by officers or agents of the Fund.

Quorum and Votes Required

   Shareholders of record at the close of business on March 8, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held.

   As of the Record Date, 11,053,539 shares of the Fund, representing the same number of votes, were outstanding. As of December 31, 2001, no persons owned of record or beneficially 5% or more of the shares of the Fund.

   Timely and properly executed proxies will be voted as instructed by shareholders. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Fund at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

   The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions will also be counted for quorum purposes.

   Proxies that reflect abstentions or broker "non-votes" (that is, shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Pursuant to the rules and policies of the New York Stock Exchange (the "Exchange"), members of the Exchange may vote on the proposals to be considered at the Meeting without instructions from the beneficial owners of the Fund's shares.

   In the event that a quorum is present at the Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournment of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there is sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

Voting

   To vote, shareholders may sign and mail the proxy card received with the proxy statement or attend the Meeting in person.

Required Vote

   Election of the Directors (Proposal I) will require the affirmative vote of the holders of a majority of the Fund's shares present (or represented by proxy) and voting at the Meeting.

Shareholders' Proposals

   The Fund holds annual meetings of shareholders. A shareholder's proposal that is intended to be presented at the Fund's Annual Meeting of Shareholders in 2003 must have been received by the Fund a reasonable time before the mailing of the proxy statement in order to be included in the Fund's proxy statement and form of proxy relating to the meeting. A shareholder who wishes to make a proposal at the 2003 annual meeting of shareholders without including the proposal in the Fund's proxy statement must notify the Fund in writing, at the Fund's offices, of such proposal no later than 60 days before the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the 2003 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

   To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

                                          By Order of the Board of Directors

                                                     Garlin G. Flynn
                                                        Secretary






   Newport Beach, California
   Dated: March 19, 2002

                                  APPENDIX A

               PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.

                            AUDIT COMMITTEE CHARTER

1. The Audit Committee of the Fund shall be composed of independent members of the Board of Directors of the Fund (the "Board). Each of these independent members of the Board shall be financially literate and at least one shall have accounting or related financial management expertise, as determined by the Board.

2. The purposes of the Audit Committee are:

   (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

   (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

   (c) to act as a liaison between the Fund's independent auditors and the full Board.

   Pacific Investment Management Company LLC ("PIMCO") is responsible for maintaining appropriate systems for accounting and internal controls. The auditors are responsible for planning and carrying out a proper audit. The outside auditor ultimately is accountable to the Board and the Audit Committee. The function of the Audit Committee is oversight. To this end, the Audit Committee shall have unrestricted access to the Fund's Board, the independent auditors, and the executive and financial management of the Fund.

3. To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

   (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to PIMCO, and to receive the auditors' specific representations as to their independence;

   (b) to meet at least annually with the Fund's independent auditors, including private meetings (i) to review the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of audit(s); (iii) to review the annual financial statements of the Fund and significant accounting policies underlying the statements and their presentation to the public in the Annual Report and Form N-SAR; (iv) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and PIMCO's responses thereto; and (v) to review the form of opinion the auditors propose to render to the Board and shareholders;

   (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by PIMCO or the auditors;

   (d) to review the form of opinion that the auditors propose to submit to the Board and shareholders;

   (e) to ensure that the outside auditor submits periodically to the Committee a formal written statement delineating all relationships between the auditor and the Fund; to actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and to recommend that the Board take appropriate action in response to the auditor's report to satisfy itself of the outside auditors' independence;

   (f) to review the fees charged by the auditors for audit and non-audit services;

   (g) to investigate improprieties or suspected improprieties in Fund operations; and

   (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet regularly, and shall call special meetings when necessary.

5. The Committee shall meet with the Treasurer of the Fund and service providers when necessary, including internal auditors, if any, from PIMCO.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, at the Fund's expense, special counsel and other experts or consultants when necessary.

7. The Committee shall review this Charter and recommend any changes to the full Board annually.

PIMCO COMMERCIAL MORTGAGE     PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.
SECURITIES TRUST, INC.
840 NEWPORT CENTER DRIVE            THE PROXY IS SOLICITED ON BEHALF OF
SUITE 300                                 THE BOARD OF DIRECTORS
NEWPORT BEACH, CA 92660
                              ANNUAL MEETING OF SHAREHOLDERS - APRIL 12, 2002

                              The undersigned hereby appoints Jeffrey M.
                              Sargent, Henrik P. Larsen and Garlin G. Flynn and each of them, as his/her attorneys and proxies with full power of substitution to vote and act with respect to all shares of PIMCO Commercial Mortgage Securities Trust, Inc. (the "Fund") held by the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on April 12, 2002 at 10:00 a.m. Pacific
                              time, or as adjourned from time to time (the
                              "Meeting"), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

                              This proxy will be voted as specified. IF NO
                              SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES.

                              Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

                              --------------------------------------------------
                              PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
                              --------------------------------------------------

                              --------------------------------------------------
                              This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.
                              --------------------------------------------------

TO VOTE BY MAIL

     1) Read the Proxy Statement.
     2) Check the appropriate boxes on the proxy card below.
     3) Sign and date the proxy card.
     4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE
OR BLACK INK AS FOLLOWS:                          PIMCO1                    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------------------------------------
                                                                           DETACH AND RETURN THIS PORTION ONLY

                            THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------------------------------------
PIMCO COMMERCIAL MORTGAGE SECURITIES TRUST, INC.


   The Board of Directors recommends that you
   vote FOR each of the Nominees.                 For    Withhold   For All   To withhold authority to vote,
                                                  All       All     Except    mark "For All Except" and write
   1.   To elect the Nominees listed below                                    the nominee's number on the line
        to serve as members of the Fund's                                     below.
        Board of Directors for the terms
        expiring in 2005, and until their
        successors are elected and qualify.       [_]       [_]      [_]      ---------------------------------

        01)  J. Michael Hagan
        02)  Thomas P. Kemp
        03)  Vern O. Curtis

   2.   To transact such other business as may properly come before the Meeting or any adjournment thereof.


             Mark box at right if an address change
             or comment has been noted on the reverse
             side of this card.                              [_] Please be sure to sign and date this Proxy.

----------------------------------------------------           ----------------------------------------------

----------------------------------------------------           ----------------------------------------------
   Signature [PLEASE SIGN WITHIN BOX]  Date                            Signature (Joint Owners)        Date
-------------------------------------------------------------------------------------------------------------